UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): March 29, 2005

                           NewMarket Technology Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified by its charter)


       Nevada                       00-27917                 65-0729900
-------------------------     ------------------------  ------------------------
(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)

                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (972) 386-3372
           ----------------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     NewMarket Technology, Inc. has released a Letter to Shareholders addressing recent questions regarding share price. Philip Verges, CEO of NewMarket, maintains that the current Share Price does not reflect NewMarket's ability to achieve forecasted goals. The Company has received many email and telephone inquiries over the last few business days regarding the recent drop in the company's share price. The questions have all essentially sought some operational explanation that might account for this recent weakness. The purpose of this communication is to proactively address the question of an operational explanation both generally and specifically. A small, but recurring number of speculative suggestions and concerns have arisen from the larger than average shareholder inquiries that this letter will specifically address and hopefully dispel.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired.

Not applicable.

     (b) Pro forma financial information.

Not applicable.

     (c) Exhibits.



Exhibit No.     Description
----------     --------------------------------
20.2  *        Correspondence  from NewMarket  Technology Inc. management to the shareholders addressing inquiries regarding share price.

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* Filed herewith.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           NEWMARKET TECHNOLOGY, INC.



Date: March 29, 2005                        By:/s/Philip Verges
                                            --------------------------
                                            Name: Philip Verges
                                            Title: CEO